Exhibit 99.1

2010 COMPANY HIGHLIGHTS . Selectively acquired approximately $880 million of high quality commercial real estate in the first nine months of 2010. . Fully anticipate the ability to retire, refinance, or secure new financing for all 2010 and 2011 debt. . During the nine months ended 9/30/10, declared distributions totaling $312.3 million or $0.50 per share on an annualized basis. . Demonstrated strong leasing activity with 293 signed leases across the portfolio year-to-date. . Maintained strong occupancy results throughout the portfolio despite the current economic realities that have impacted commercial real estate owners. A Program Sponsored by Inland Real Estate Investment Corporation The Track Record Company™ 0.0% 5.0% 6.0% 6.1% 6.2% 5.0% 5.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2004(Inception Year) 2005 2006 2007 2008 2009 YTD(6/30/2010) Annual Yield % Distributions Declared 3Q 2010 FlashReport All Data as of Sept. 30, 2010 PORTFOLIO SUMMARY Total Assets $11.6 billion Total Shareholder Equity $5.3 billion Total Distributions Declared Since Inception $1.4 billion Number of Properties (a) 981 Mortgage Loans to Total Assets 49% Current Annualized Distribution Rate* 5.0% (a) Owned directly or indirectly through joint ventures TOP TEN TENANTS % of Total Annualized Tenant Income SunTrust Banks 8.5% AT&T 7.0% RBS Citizens 2.9% Sanofi-Aventis U.S. 2.5% United Healthcare Services 2.5% C&S Wholesaler Grocers 2.3% Atlas Cold Storage 2.0% ShopRite Supermarkets 1.6% Cornell Corrections 1.6% Lockheed Martin Corp. 1.5% *75% of Rated Companies are Investment Grade DISTRIBUTIONS HISTORY GEOGRAPHY DISTRIBUTIONS HISTORY* *Yield based on $10.00 share price Aloft® Hotel - Chapel Hill * Yield based on $10.00 share price

Retail $3.8B 38.7% Office $1.7B 17.3% CORE PORTFOLIO ALLOCATION RETAIL PROPERTY OVERVIEW 733 Properties 21.6 Million Square Feet . 93% Occupancy (Economic) . 61% of the portfolio is anchored by necessity-based retailers (grocer, drug, etc.) . 70% of the portfolio is multi-tenant, 30% is single tenant with long-term stable rents LODGING PROPERTY OVERVIEW 99 Properties 15,384 Rooms . 70% Average Occupancy . $79 RevPAR – over 35% above the U.S. average . 51% of the portfolio is branded by Marriott, 37% by Hilton . 64% of the portfolio are upscale priced hotels such as Hilton Garden Inn & Courtyard by Marriott OFFICE PROPERTY OVERVIEW 48 Properties 10.5 Million Square Feet . 95% Occupancy (Economic) . 69% of the portfolio’s tenants are investment grade rated, or report revenue exceeding $1.0 billion MULTI-FAMILY PROPERTY OVERVIEW 29 Properties 10,547 Units . 89% Occupancy (Average Economic, with student housing) . Expanded multi-family investments from 256 units to 10,547 from 2006 to 2010 INDUSTRIAL PROPERTY OVERVIEW 72 Properties 16.0 Million Square Feet . 95% Occupancy (Economic) . 97% of the portfolio is leased by single tenants with long-term stable rents . 64% of the portfolio’s tenants are investment grade rated, or serve necessity-based consumer needs 2010 HIGHLIGHT ACQUISITIONS Multi-Family Portfolio Nantucket Apartments, Loveland, OH . Date Acquired: August 5, 2010 . Purchase Price: $35 million . Total Units: 394 upscale units . Property Type: Multi-Family Retail Portfolio Tulsa Hills, Tulsa, OK . Date Acquired: April 23, 2010 . Purchase Price: $54.1 million . Total Square Feet: 317,106 . Property Type: Retail The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “continue,” “remains,” “intend,” “aim,” “towards,” “should,” “prospects,” “could,” “future,” “potential,” “believes,” “plans,” “likely,” “anticipate,” “position,” “probable,” “committed,” “achieve,” and “focused,” or the negative thereof or other variations thereon or comparable terminology, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors. This material is neither an offer to sell nor a solicitation of an offer to buy any security. Consult Inland American’s most recent Annual Report on Form 10K and any subsequent Quarterly Reports on Form 10-Q for a discussion of the specific risks. The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization, or approval of Inland American by the companies. Further, none of these companies are affiliated with the Inland American in any manner. The Inland name and logo are registered trademarks being used under license. CONTACT Inland Customer Service custserv@inland-investments.com 800.826.8228 www.inlandamerican.com 800.826.8228 *Percentages shown are of Core assets, which comprise 85% of Total Assets Multi-Family $877M 9.0% Lodging $2.4B 25.2% Industrial $954M 9.8%